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                         Supplement Dated December 18, 1998
            To the Prospectus and Statement of Additional Information of

                    AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                dated April 30, 1998

PORTFOLIO MANAGEMENT CHANGES:

The description of the Portfolio Management section beginning on page 12 of the Prospectus is being revised to reflect that effective November 16, 1998, Mr. William R. Berger resigned as Vice President and Portfolio Manager of the Balanced Portfolio. Mr. Gordon D.Dixon, Senior Vice President and Chief Investment Officer has assumed the responsibility of portfolio management for the Balanced Portfolio. Mr. Dixon currently serves as portfolio manager for the Growth and Managed Portfolios.

Ms. Vera M. Young, Vice President and Portfolio Manager for the Money Market Portfolio has retired. Ms. Terry E. Frank has assumed the portfolio management of the Money Market Portfolio. Ms. Frank also serves as Vice President and Portfolio Manager for the SM&R Capital Funds, Inc. American National Government Income Fund Series and the American National Tax Free Fund Series. Ms. Frank has been employed as a portfolio manager with Securities Management and Research, Inc. ("SM&R") since 1991. Prior to 1991, Ms. Frank held positions with American Capital Asset Management, Gibraltar Savings Association and Equitable Investment Services.

Mr. John S. Maidlow has been named Assistant Portfolio Manager of the Money Market Portfolio. He holds the same position with the SM&R Capital Funds, Inc. American National Primary Fund Series. Prior to 1998, Mr. Maidlow held positions with American Industries Trust Company as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

CHANGE OF ADDRESS:

The Fund and SM&R have re-located their offices to 2450 South Shore Boulevard, League City, Texas 77573. The new mailing address for the Fund and SM&R is P.
O. Box 58969, Houston, Texas 77258-8969. The new phone number for the Fund and SM&R is (281) 334-2469 or Toll Free 1-800-526-8346. This information replaces the address and phone numbers provided on pages 1, 14 and the back cover of the Prospectus and page 1 of the Statement of Additional Information.

HOLIDAY SCHEDULE CHANGE:

The first and second paragraphs of the "Determination of Net Asset Value" section on page 13 of the Prospectus is replaced as follows:

The offering price for shares of each Portfolio is determined once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The net asset value is calculated once each day at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). The net asset value is determined by dividing the markt value of the securities owned by the Portfolio,, plus any cash or other assets (including dividends accrued but not collected, less all liabilities an surplus), by the number of shares of the Portfolio outstanding.

In the event the Exchange closes early on a particular day, the Fund will determine the net asset value of each Portfolio as of the close of the Exchange that day. The price you pay or receive for the shares of a Portfolio depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable rice determined that day. Each Portfolio of the Fund reserves the right, without notice, to compute its net asset value at a different time, to compute its net asset value more often than once daily, or to make the offering price effective at a different time.